UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

           Date of Report (Date of earliest reported): March 31, 2004

                         BEVSYSTEMS INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)



       Florida                      333-44315                84-1352529
(State or other jurisdiction      (Commission               (IRS Employer
 of incorporation)                File Number)            Identification No.)


                1315 Cleveland Street, Clearwater, Florida 33755
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (727) 446-2999

ITEM 3.  Bankruptcy or Receivership.

On March 31, 2004, an Involuntary Petition under Chapter 7 of the U.S. Bankruptcy Code was filed against Bevsystems International, Inc. in the United States Bankruptcy Court for the Middle District of Florida (Case No. 04-6K-6248-KRM).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         BEVSYSTEMS INTERNATIONAL, INC.





Date: April 26, 2004                         /s/Rand L. Gray
                                                ---------------
                                                Rand L. Gray,
                                                Chief Executive Officer